UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2023

Tivic Health Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41052	81-4016391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25821 Industrial Blvd., Suite 100
Hayward, California		94545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TIVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of Tivic Health Systems, Inc., a Delaware corporation (the “Company”), has approved a reverse stock split of the Company’s issued and outstanding shares of common stock, par value $0.0001 per share (“Common Stock”), at a ratio of 1-for-100 (the “Reverse Split”). The Reverse Split will become effective on Wednesday, August 23, 2023 (the “Effective Date”).

Reason for the Reverse Split

The Company is effecting the Reverse Split in order to regain compliance with the $1.00 minimum bid price requirement, as set forth in Nasdaq Listing Rule 5550(a)(2), for continued listing on The Nasdaq Capital Market.

As previously disclosed in that Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on January 27, 2023, the Company received a notification letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, becausec the closing bid price of the Company’s Common Stock was below $1.00 per share for 30 consecutive trading days, the Company was not currently in compliance with the minimum bid price requirement for continued listing on The Nasdaq Capital Market, as set forth in Nasdaq Marketplace Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). As further disclosed in that Current Report on Form 8-K filed by the Company with the Commission on July 28, 2023, the Company received a new notification letter from the Listing Qualifications Department of Nasdaq notifying the Company that, as of July 21, 2023, the Company’s Common Stock had a closing bid price of $0.10 or less for ten consecutive trading days and that, consistent with Nasdaq Listing Rule 5810(c)(3)(A)(iii), the Staff has determined to delist the Company’s Common Stock from the Nasdaq Capital Market. On July 27, 2023, the Company submitted a request for a hearing before a Nasdaq Hearings Panel to appeal the Staff’s delisting determination, which was granted and the hearing has been scheduled to occur on September 21, 2023.

By effecting the Reverse Split, the Company expects that the closing bid price of the Common Stock will increase above the $1.00 per share requirement to regain compliance with the Minimum Bid Price Requirement. Although no assurances can be provided, the Company further believes that Reverse Split will enable the Company to maintain its Nasdaq listing.

Effects of the Reverse Split

Effective Date; Symbol; CUSIP Number.

The Reverse Split will become effective and the Common Stock will began trading on a split-adjusted basis at the open of business on the Effective Date. In connection with the Reverse Split, the CUSIP number for the Common Stock will change to 888705 209. The trading symbol for the Company, “TIVC,” will remain unchanged.

Split Adjustment; Treatment of Fractional Shares.

On the Effective Date, the total number of shares of Common Stock held by each stockholder of the Company will be converted automatically into the number of shares of Common Stock equal to the number of issued and outstanding shares of Common Stock held by each such stockholder immediately prior to the Reverse Split divided by 100. The Company will issue one whole share of the post Reverse Split Common Stock to any stockholder who otherwise would have been entitled to receive a fractional share as a result of the Reverse Split. As a result, no fractional shares will be issued in connection with the Reverse Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Split.

Also on the Effective Date, all options, warrants and other convertible securities of the Company outstanding immediately prior to the Reverse Split will be adjusted by dividing the number of shares of Common Stock into which such options, warrants and other convertible securities are exercisable or convertible by 100 and multiplying the exercise or conversion price thereof by 100, all in accordance with the terms of the plans, agreements or arrangements governing such options, warrants and other convertible securities and subject to rounding pursuant to such terms.

Certificated and Non-Certificated Shares.

Stockholders who are holding their shares in electronic form at brokerage firms do not need to take any action, as the effect of the Reverse Split will automatically be reflected in their brokerage accounts.

Stockholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent and registrar, Equiniti Trust Company (“Equiniti”) at the address set forth below. Equiniti will issue a new stock certificate reflecting the Reverse Split to each requesting stockholder.

Equiniti can be contacted at:

EQ Shareowner Services

Corporate Actions Department

1110 Centre Point Curve, Suite 101

Mendota Heights, MN 55120

(800) 468-9716

Delaware State Filing.

On August 21, 2023, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware, pursuant to which, effective August 23, 2023, the Reverse Split will be effected. A copy of the Charter Amendment is attached to this Current Report as Exhibit 3.1 and is incorporated herein by reference.

Capitalization

As a result of the Reverse Split, each one hundred (100) outstanding shares of Common Stock will be combined into one (1) share of Common Stock. The number of shares of Company Common Stock and preferred stock authorized for issuance under the Company’s Amended and Restated Certificate of Incorporation will remain unchanged. The Reverse Split will not change the par value of the Company’s Common Stock or preferred stock.

Immediately after the Reverse Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor changes and adjustments that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Split.

The above description of the Charter Amendment and the Reverse Split is qualified in its entirety by reference to the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Tivic Health Systems, Inc., a copy of which is attached to this Current Report as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 22, 2022, the Company issued a press release announcing the Reverse Split. A copy of that press release is furnished as Exhibit 99.1 to this Current Report, and is incorporated herein by reference.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report, including Exhibit 99.1 attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, including Exhibit 99.1 attached hereto, or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Securities and Exchange Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. The Company’s ability to maintain its Nasdaq Listing, actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Tivic Health Systems, Inc., filed August 21, 2023 (effective August 23, 2023).
99.1	Press Release, dated August 22, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVIC HEALTH SYSEMS, INC.

Date:	August 22, 2023	By:	/s/ Jennifer Ernst
Name: Jennifer Ernst Title: Chief Executive Officer